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COMMUNITY CENTRAL BANK CORPORATION
FORM 10-KSB (continued)



                                   EXHIBIT 21


           List of Subsidiaries of Community Central Bank Corporation

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Name of Subsidiary                                      Jurisdiction of             Names under which
(and ownership)                                         Organization                 it does business

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
Community Central Bank                                  Michigan                    Community Central Bank
(wholly-owned subsidiary of Community Central Bank
Corporation)

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Community Central Mortgage Company, L.L.C.              Michigan                    Community Central Mortgage
(99% owned by Community Central Bank and 1% owned by                                Company, L.L.C.
Community Central Bank Corporation)                                                 Mortgage Banking Solutions

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Community Central Capital Trust I                       Delaware                    Community Central Capital
(Business Trust, wholly owned subsidiary of Community                               Trust I
Central Bank Corporation)
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Community Central Development Enterprise, LLC *         Michigan                    Community Central Development
(wholly owned subsidiary of Community Central Bank)                                 Enterprise, LLC
* Inactive
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